UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

CANDEL THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40629	52-2214851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick St., Suite 450 Needham, MA		02494
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 916-5445

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CADL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 19, 2023, Candel Therapeutics, Inc. (the “Company”) will present a corporate presentation at the American Society of Gene & Cell Therapy (“ASGCT”) 26th annual meeting (the “Presentation”) entitled, “Safety and survival outcomes in recurrent high-grade glioma patients treated with CAN-3110, a first-in-class ICP34.5 expressing oncolytic HSV1.” The Presentation is posted on the “Media” section of the Company’s website at www.candeltx.com, and includes updates from the Company’s ongoing phase 1 clinical trial of CAN-3110.

A copy of the Presentation is attached as Exhibit 99.1 to this Item 7.01 of this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K are furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in any such filing.

Item 8.01 Other Events.

On May 19, 2023,the Company announced the release of new data from its ongoing phase 1 clinical trial of CAN-3110 in recurrent high-grade glioma. The new data will be presented on May 19, 2023 at the ASGCT 26th annual meeting.

A copy of the press release (the “Press Release”) is filed as Exhibit 99.2 hereto and is incorporated herein by reference

Forward-looking Statements

The information in this Item 8.01 of this Current Report on Form 8-K and in the Press Release filed as Exhibit 99.2 hereto include certain disclosures that contain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the timing and advancement of development programs, include key data readout milestones; expectations regarding the therapeutic benefit of its programs; and expectations regarding cash runway and expenditures. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those risks and uncertainties related to the timing and advancement of development programs; expectations regarding the therapeutic benefit of the Company’s programs; the Company’s ability to efficiently discover and develop product candidates; the Company’s ability to obtain and maintain regulatory approval of product candidates; the Company’s ability to maintain its intellectual property; the implementation of the Company’s business model, and strategic plans for the Company’s business and product candidates, and other risks identified in the Company’s SEC filings, including the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC, and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	CAN-3110 ASGCT Corporate Presentation dated May 19, 2023
99.2	Press Release dated May 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Candel Therapeutics, Inc.

Date: May 19, 2023	By:	/s/ Paul Peter Tak
Paul Peter Tak, M.D., Ph.D., FMedSci
President and Chief Executive Officer